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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2006

                    Hercules Technology Growth Capital, Inc.
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             (Exact Name of Registrant as specified in its charter)

            Maryland                   814-00702              74-3113410
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  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)         Identification No.)

   525 University Avenue, Suite 700, Palo Alto, CA              94301
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      (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code 650/289-3060


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

HERCULES ANNOUNCES SECOND QUARTER 2006 FINANCIAL RESULTS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1   Press release dated July 27, 2006

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

July , 27, 2006

                                        /s/ SCOTT HARVEY
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                                        Scott Harvey
                                        Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBITS
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99.1          Press Release dated July 27, 2006